UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 _______________

                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) APRIL 30, 2004


                         BIOSPECIFICS TECHNOLOGIES CORP.
             (Exact name of registrant as specified in its charter)


        DELAWARE                        0-19879                  11-3054851
(State or Other Jurisdiction          (Commission              (I.R.S. Employer
    of Incorporation)                 File Number)           Identification No.)


                   35 WILBUR STREET, LYNBROOK, NEW YORK 11563
               (Address of Principal Executive Office) (Zip Code)


                                 (516) 593-7000
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
         (Former Name or Former Address, If Changed Since Last Report.)




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ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         On April 30, 2004 Rainer Friedel resigned as a Director of the Registrant (see exhibit attached) effective immediately. In addition, the Company announced that, on March 30, 2004, the Board of Directors held a special meeting appointing Michael Schamroth as an interim Director until such time as he may stand for election by the shareholders.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

            (a)      Financial Statements.

                     N/A

            (b)      Pro Forma Financial Information

                     N/A

            (c) Exhibits.

                   Exhibit No.     Exhibit Description
                   --------------  ----------------------------------------
                   17.1            Resignation Letter of Rainer Friedel


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            BioSpecifics Technologies Corp.


Date:  May 17, 2004                         By: /s/ Thomas Wegman
                                                -----------------------
                                                Thomas Wegman
                                                Executive Vice President

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



                                INDEX TO EXHIBITS


  EXHIBIT NO.      EXHIBIT TITLE
  --------------   ---------------
     17.1          Resignation Letter of Rainer Friedel